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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 28, 2002 included in this Form 10-K into the Company's previously filed Registration Statement (File No. 333-44934) on Form S-8.


                              /s/ Arthur Andersen LLP
                              Arthur Andersen LLP


San Jose, California
February 25, 2002